UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
ate of Report (Date of earliest event reported)     December 5, 2012

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 Varick Street, New York, NY	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  212-231-2000

___________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

On December 6, 2012, Peter Corrao, Inuvo's President and CEO will be presenting a company overview to conference delegates the LD Micro Conference in Los Angeles, Calfornia.

A copy of the presentation materials are attached as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHBITS.

(d)           Exhibits.

Exhibit No.	Description

99.1	Presentation materials for LD Micro Conference.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: December 5, 2012	By:	/s/ John Pisaris
John Pisaris, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials for LD Micro Conference.